Investments - Company's Combined Proportionate Share of Major Components of Financial Statements (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Current assets	$ 491	$ 418
Long-term assets	343	262
Current liabilities	392	315
Long-term liabilities	167	123
Sales	1,726	1,601
Cost of goods sold, expenses and income taxes	1,522	1,396
Net income	$ 204	$ 205